UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2010

Date of reporting period:  1/1/2010-12/31/2010

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
Annual Report
For the year ended
December 31, 2010

Special Opportunities Fund, Inc.

February 23, 2011

Dear Fellow Shareholders:

In the second half of 2010 the S&P 500 Index rose over 23% while the net asset value of Special Opportunities Fund increased by “only” 16.8% after accounting for a dividend of three cents per share.  Given our aversion to excessive risk, it is not surprising that the Fund has underperformed the stock markets since June 30, 2010.  In fact, it would be surprising if that were not the case as I will explain below.

For the entire year of 2010, the Fund’s NAV was up by 15.4% vs. just over 15% for the S&P 500 Index.  However, it should be noted that Brooklyn Capital Management (“BCM”) assumed responsibility for investing the Fund’s assets to meet its new objective of total return on January 25, 2010.  Therefore, as further explained below, a more relevant comparison for current stockholders is probably that from January 25, 2010 until December 31, 2010 the Fund’s NAV rose by 15.4% vs. 17.4% for the S&P 500 Index.  Finally, even that comparison is not perfect because it took several months to get the Fund to a near fully invested position.

From its inception in 1993 until 2009, the Fund invested exclusively in tax free bonds.  As a result of a proxy contest, a new Board of Directors was elected on August 12, 2009.  The Fund’s former investment advisor, UBS Global Asset Management (Americas) Inc. then resigned effective October 18, 2009.  The newly elected Board voted to (1) replace UBS with BCM, a newly formed investment advisor of which Andrew Dakos, Steve Samuels and I are principals, and (2) change the Fund’s principal investment objective from providing tax free income to providing total return.  These changes were subsequently approved by stockholders.  The Fund’s name was also changed from Insured Municipal Income Fund to Special Opportunities Fund, Inc. (and its stock symbol changed from PIF to SPE), to conform to its new objective and BCM’s opportunistic investment philosophy.

In September 2009, the Board authorized the orderly sale of all of the Fund’s portfolio securities in order to (1) redeem its auction rate preferred shares and (2) fund a self-tender offer designed to afford common stockholders an opportunity to realize the intrinsic value of their shares.  After the self-tender offer was completed on January 22, 2010, BCM commenced investing the Fund’s remaining assets in accordance with its new investment objective and policies.  Immediately after the tender offer, the Fund’s NAV was $14.41 per share.  Therefore, investors who wish to evaluate the investment merits of the Fund as it is now being managed should disregard any data prior to January 25, 2010, the next business day following completion of the tender offer.

Special Opportunities Fund, Inc.

***

Does March 9, 2009 ring a bell?  That was the day the S&P 500 Index bottomed at 676 and the Dow Jones Industrial Index at 6,547.  It is less than two years later and both indexes have roughly doubled (after dividends).  I have been investing for more than 36 years and I cannot recall the stock market rising by such a great percentage in any two-year period.  I don’t know what odds someone could have gotten on March 9, 2009 on a bet that the S&P 500 Index would return more than 100% within two years but my guess is they would be at least 1,000 to one.

Since my memory is far from perfect, I found it educational to do a little research to determine what investor sentiment was like at that time.  Here is an enlightening excerpt from the March 9, 2009 Wall Street Journal story entitled “Tech Drop Takes Down Stocks”:

Markets seem unable to shake the perception that the global economy is rapidly deteriorating.  Billionaire investor Warren Buffet said in an interview on CNBC television that the economy has “fallen off a cliff.”  The World Bank forecast that the global economy is likely to shrink for the first time since World War II.

“I don’t know if I’ve ever heard as many people being negative on the market as what’s happening right now,” said William Lefkowitz, chief derivatives strategist at vFinance Investments.

The S&P 500-stock dropped 6.85 points, or 1%, to 676.53, its lowest close since September 12, 1996, as its tech sector sank 3.2%. The S&P 500 has not seen two consecutive days of gains since the two days ended February 12. The Nasdaq Composite Index fell 25.21 points, or 2%, to 1268.64, its lowest close since October 16, 2002. Google sank 5.7% to $290.89.

Another Journal story published that same day, entitled “Dow 5000? There’s a Case for It,” quoted several pundits on that scary prospect.  Here is an excerpt:

“There’s a good chance the market could keep going lower,” says Bill Strazzullo, chief market strategist at Bell Curve Trading.

His firm’s targets are 500 on the S&P and 5500 on the Dow, using charts of buying and selling trends. A small bounce may come around 650 for the S&P as short sellers take profits around that level, Mr. Strazzullo says. Long-term buyers have also been “active” at about those levels and may help push prices higher temporarily, he says.

Special Opportunities Fund, Inc.

“Some people may say that is the bottom, but I think there is another leg to go on this,” Mr. Strazzullo says. “That last leg will probably be the general public throwing in the towel.”

I don’t fault Mr. Strazzullo or others for being wrong.  That comes with the territory of making prognostications about things that are inherently unpredictable.  (That is why I am so reluctant to make market predictions.  Who wants to be put into a position where it is almost inevitable that you will be completely wrong?)  The only things we know for sure are that markets do not go straight up (or straight down) forever and no one rings a bell before the direction changes.  The reality is that it is very difficult for even a perceptive analyst of politics and economics to predict how markets will react.  We have just seen an example of that.  The recent uprisings in Egypt and the Middle East have dominated the headlines for weeks and there is significant uncertainty as to whether the region will move toward democracy or theocracy.  Yet, despite the oft repeated refrain that stock markets hate uncertainty, they generally seem unperturbed.  So, someone prescient enough to see these dramatic events coming still could not gain an investing edge from that insight.

In selecting an investment advisor, I think the most important question is whether he is likely to outperform on a risk adjusted basis over the long term.  My own opinion is that it is almost impossible to achieve that goal with a strategy that depends upon making good market calls.  A few years ago The Wall Street Journal profiled a hard working manager of several large mutual funds.  In his quest to “outdo the competition” the Journal reported, “Every morning, [he] goes to the website of Morningstar, a mutual-fund research firm that compares funds to each other and to indexes.”  We think the pressure to avoid falling behind the indexes or the competition even over short time periods makes it very difficult to focus on a consistent long-term investment strategy, especially a value oriented activist strategy like ours that can easily lag the market over the short term.

For example, consider our investments in special purpose acquisition companies (“SPACs”) a/k/a blank check companies.  The hedge funds Andy, Steve and I manage have profitably invested in SPACs for several years now.  Originally, we looked at SPACs as very safe income plays with a modest equity kicker if the sponsor came through with an attractive acquisition.  That rarely happened.  In fact, many of the early SPACs liquidated.  So we usually cashed out with a nice yield to maturity and moved on.  We almost never continued as investors after a deal was completed because we felt the risk was too great.  With interest rates declining and the large wave of SPACs issued from 2006 through early 2008 maturing, that game is essentially over.

Special Opportunities Fund, Inc.

Interestingly, a new breed of SPACs has begun to emerge over the past year or so.  Since the cash from the IPO that goes into the trust is earning Treasury bill rates, the new SPACs are not much of a yield play.  However, they have been restructured to make a transaction much more likely and liquidation much less likely.  Specifically, the potential dilution has been reduced, the voting requirement to approve a transaction has been significantly relaxed, and the sponsor’s compensation is better aligned with the interest of investors that elect to hold their stock after the acquisition.  Notably, the safety of the trust fund has not been compromised.  Finally, the quality of the SPAC sponsors is much better today than it was a few years ago.   For example, some of the recently issued SPACs are sponsored by very successful dealmakers like Tom Hicks, JW Childs, and Robert L. Johnson, the nation’s first black billionaire.

To briefly review, a SPAC is typically issued as a unit containing one share and one warrant which is only exercisable if a transaction is ultimately consummated within a two year period.  As noted above, interest rates have drastically declined so investors no longer see these as primarily income plays.  As a result, many of the former SPAC investors have lost interest.  We think they are being short-sighted because they are underestimating the value of the warrants which, as a result of the new structure, have much greater potential to produce significant capital gains at no risk to our original investment.

We are pleased to report that we now have some hard evidence to validate our thesis.  On January 10th, 57th Street General Acquisition Corp (SQTC) announced that it would merge with Crumbs Holdings LLC, the country’s largest cupcake chain.  As reported in The New York Times:

Started by Jason Bauer, and his wife, Mia, in 2003 with a single bakery in New York City, Crumbs has grown rapidly, and now operates 34 stores across six states, from Calabasas, Calif., to Clarendon, Va. Mr. Bauer, its chief executive, said in an interview that Crumbs planned to expand to 200 locations by 2014.

Investors responded favorably to the news.  The Fund purchased its units of SQTC for $10 in an IPO last May.  Currently, the stock is trading at more than $10 per share and the warrants are above $1.00.  Our intention is to sell our stock and ride the warrants to see if they move higher as news about the growth prospects of SQTC becomes more widespread.  Not bad so far for an investment that had virtually no downside from the get-go.  That is why we reiterate that, in our opinion, SPACs are better than ever and we think we are ahead of the curve in understanding why that is the case.

Special Opportunities Fund, Inc.

However, while SPACs are a great low risk investment, they are almost certain to be a drag on relative performance when the market is zooming upward as it has since March 9, 2009.

Another investment that we continue to like is the auction rate preferred stock (“ARPs”) issued by closed-end funds.  These are low risk, securities that pay money market-like dividends.  Since the auctions failed in 2008, they have been trading in a secondary market.  The trick is to buy them at a discount to par and to wait for (or persuade) the issuer to provide liquidity at or close to par via redemption or otherwise.  We are pleased to report that on February 3rd, Neuberger Berman Real Estate Securities Income Fund (“NRO”) announced that it will tender for all of its outstanding ARPs at 98% of par.  This is one of our largest ARP positions.  We paid about 85% of par for the NRO ARPs so we should soon be booking a nice realized gain on our investment.  However, like SPACs, ARPs are almost totally uncorrelated to the stock market and their value tends to be relatively constant absent a liquidity event so they too have been a drag on the Fund’s performance.

Rather than trying to time the market, we believe that our resources are better spent on implementing our investment philosophy, which has proven to provide a sustainable edge in generating good absolute and relative returns over the long term without undue risk to principal.  It consists of smart disciplined investment selection and shareholder activism along with some diversification among asset classes to limit our downside risk.  As we saw in the second half of 2010, this approach tends to underperform a raging bull market but we think it should lead to outperformance over the long term.

We think the future looks bright for the Fund.  We are continuing to see excellent values in closed-end funds trading at discounts from net asset value and other undervalued companies, many of which are attractive candidates for our activist style of investing.  The moral of Aesop’s fable, The Tortoise and the Hare, i.e. a slow and steady turtle can beat a rabbit in a marathon, is still a valuable one.  We can’t promise that our strategy will beat the market every day, every week, every month or even every year.  In fact, we will almost certainly lag the market in times of, in the words of former Chairman of the Federal Reserve Board, Alan Greenspan’s, “irrational exuberance.”

We recognize that many investors face a unique dilemma today.  They are still traumatized from the financial meltdown in 2008 and are fearful of market exposure.  Yet, the return on “safe” investments like treasury bills is negligible.  In managing the Fund, we strive to provide investors with sustainable alpha, i.e., risk adjusted outperformance over the long term.  Even though the markets have been on fire recently, risk is always present.  While greed may be the order of the day, fear can raise its ugly head at any time.

Special Opportunities Fund, Inc.

I have previously stated that while I believe long term investors can benefit from the unique advantages of the closed-end fund structure, that has rarely happened because most closed-end fund managers lack talent or motivation.  We cannot guarantee that the Fund will never underperform or lose money.  However, we can guarantee that BCM and the Board will never become complacent about risk and that all of us are committed to implement a “sustainable alpha” investment strategy that we think will generate solid risk adjusted outperformance and absolute returns for long-term shareholders.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/10

Net asset value returns	Since 1/25/10	6 months	1 year	5 years	10 years
Special Opportunities Fund, Inc.	15.44%	16.83%	15.36%	5.76%	5.60%

Market price returns
Special Opportunities Fund, Inc.	11.05%	15.38%	4.90%	7.29%	6.86%

Index returns
S&P 500 Index	17.42%	23.27%	15.06%	2.29%	1.41%

Share price as of 12/31/10
Net asset value	$16.42
Market price	$14.75

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and See Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The Fund has discontinued the use of the Barclays Capital Municipal Bond Index as the primary index and replaced it with the S&P 500 Index. The Fund believes that use of the S&P 500 Index provides a better comparative benchmark than the Barclays Capital Municipal Bond Index because of the Fund’s new investment objective.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/10(1)

	Value	Percent
Investment Companies	$57,496,681	52.44%
Common Stocks	18,855,495	17.20
Auction Rate Preferred Securities	18,706,625	17.06
Money Market Funds	5,396,121	4.92
Corporate Bonds	4,649,250	4.24
Preferred Stocks	1,858,598	1.70
Structured Life Settlement Notes	1,260,000	1.15
Convertible Preferred Stocks	962,056	0.88
Warrants	99,000	0.09
Rights	0	0.00
Total Investments	$109,283,826	99.68%
Other Assets in Excess of Liabilities	347,408	0.32
Total Net Assets	$109,631,234	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2010

	Shares	Value
INVESTMENT COMPANIES—52.44%
Closed-End Funds—50.28%
Adams Express Company	276,839	$2,967,714
Alpine Global Premier Properties Fund	27,881	197,676
American Strategic Income Portfolio III	24,405	186,698
Bancroft Fund, Ltd.	41,401	698,021
BlackRock Credit Allocation Income Trust II, Inc.	25,000	245,750
BlackRock Credit Allocation Income Trust IV	23,614	285,729
Blue Chip Value Fund, Inc. (a)	851,893	3,160,523
Boulder Growth & Income Fund, Inc.	316,668	1,972,842
Boulder Total Return Fund, Inc. (a)	184,149	2,857,993
DWS High Income Opportunities Fund, Inc.	38,130	536,870
DWS RREEF Real Estate Fund, Inc. (a)(d)(g)(h)	126,913	11,803
DWS RREEF Real Estate Fund II, Inc. (a)(d)(g)(h)	201,612	28,831
DWS RREEF World Real Estate Fund, Inc.	151,216	2,759,692
First Opportunity Fund, Inc. (a)	275,606	2,047,753
Gabelli Global Deal Fund	35,000	467,950
Gabelli Global Multimedia Trust, Inc.	220,929	1,813,827
H&Q Healthcare Investors	181,415	2,425,519
H&Q Life Sciences Investors	52,751	568,128
Korea Equity Fund, Inc. (a)	23,782	290,854
Liberty All-Star Equity Fund, Inc.	796,080	3,924,674
Liberty All-Star Growth Fund, Inc.	369,360	1,569,780
LMP Capital and Income Fund, Inc.	283,428	3,528,679
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	54,271	785,844
Macquarie Global Infrastructure Total Return Fund, Inc.	80,776	1,395,809
Morgan Stanley Asia Pacific Fund, Inc.	20,334	345,271
Neuberger Berman Real Estate Securities Income Fund, Inc.	8,776	34,841
Nuveen Multi-Strategy Income & Growth Fund	10,000	83,500
Nuveen Multi-Strategy Income and Growth Fund 2	2,500	22,000
RiverSource LaSalle International Real Estate Fund, Inc.	163,406	1,536,016
Royce Focus Trust, Inc. (a)	17,500	132,475
Royce Micro-Cap Trust, Inc.	430,551	4,219,400
Royce Value Trust, Inc.	348,093	5,061,272
SunAmerica Focused Alpha Growth Fund, Inc.	171,990	3,014,985
Taiwan Greater China Fund (a)	57,848	439,645
Tri-Continental Corporation	387,319	5,329,509

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2010

	Shares	Value
Closed-End Funds—50.28% (continued)
TS&W/Claymore Tax-Advantaged Balanced Fund	10,093	$106,380
Zweig Total Return Fund, Inc.	20,000	71,200
		55,125,453
Business Development Companies—2.16%
Equus Total Return, Inc. (a)	45,592	113,980
MVC Capital, Inc.	154,606	2,257,248
		2,371,228
Total Investment Companies (Cost $49,139,787)		57,496,681

AUCTION RATE PREFERRED SECURITIES—17.06% (c)(d)
BlackRock California Municipal 2018 Term Trust - Series M7, 0.503%	100	2,118,750
BlackRock Insured Municipal Income Trust - Series F7, 0.503%	60	1,275,000
BlackRock Municipal 2018 Term Trust - Series W7, 0.503%	100	2,118,750
BlackRock Municipal Bond Trust - Series R7, 0.503%	75	1,593,750
BlackRock Municipal Bond Trust - Series T7, 0.503%	75	1,593,750
BlackRock MuniHoldings Fund, Inc. - Series C, 1.557%	25	539,062
BlackRock MuniHoldings Fund II, Inc. - Series A, 0.503%	50	1,062,500
BlackRock MuniHoldings New York Quality Fund, Inc. - Series B, 0.503%	1	20,625
BlackRock MuniHoldings New York Quality Fund, Inc. - Series D, 0.503%	21	433,125
BlackRock MuniHoldings New York Quality Fund, Inc. - Series E, 0.503%	1	20,625
BlackRock New York Municipal Bond Trust - Series T7, 0.503%	52	1,040,000
Invesco Quality Municipal Investment Trust - Series A, 0.253%	53	2,226,000
Neuberger Berman Real Estate Securities Income Fund, Inc. - Series B, 1.504%	44	921,250
Neuberger Berman Real Estate Securities Income Fund, Inc. - Series D, 1.504%	42	879,375
Neuberger Berman Real Estate Securities Income Fund, Inc. - Series E, 1.504%	45	942,188
Neuberger Berman Real Estate Securities Income Fund, Inc. - Series F, 1.504%	10	209,375
Nuveen California Dividend Advantage Municipal Fund, Series TH, 0.503%	8	180,000
Nuveen California Performance Plus Municipal Fund, Inc. - Series W, 0.503%	1	25,000
Nuveen Insured Quality Municipal Fund, Inc. - Series TH, 0.503%	19	427,500
Nuveen Insured Quality Municipal Fund, Inc. - Series W, 0.503%	4	90,000
Nuveen Investment Quality Municipal Fund, Inc. - Series M, 0.503%	4	90,000
Nuveen Performance Plus Municipal Fund, Inc. - Series W, 0.503%	3	67,500
Nuveen Premium Income Municipal Fund, Inc. - Series TH, 0.503%	33	742,500
Nuveen Premium Income Municipal Fund, Inc. - Series W, 0.503%	4	90,000
Total Auction Rate Preferred Securities (Cost $18,742,250)		18,706,625

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2010

	Shares	Value
COMMON STOCKS—17.20%
Grocery Stores—0.25%
Winn-Dixie Stores, Inc. (a)	37,703	$270,331
Motor Vehicle Parts & Accessories—1.35%
Visteon Corporation (a)(b)(d)	21,735	1,477,980
Pharmaceuticals Preparations—0.08%
Myrexis, Inc. (a)	19,896	82,767
Real Estate Investment Trusts—0.09%
ARMOUR Residential REIT, Inc.	12,846	100,327
Retail-Auto Dealers & Gasoline Stations—2.57%
Casey's General Stores, Inc.	66,323	2,819,391
Special Purpose Acquisition Vehicle—11.50%
57th Street General Acquisition Corporation (a)	128,459	1,239,630
Australia Acquisition Corporation (a)(i)	250,000	2,337,500
Cazador Acquisition Corporation, Ltd. (a)	200,000	1,930,000
FlatWorld Acquisition Corporation (a)(i)	105,702	1,064,419
Hicks Acquisition Company II, Inc. (a)	200,000	2,040,000
JWC Acquisition Corporation (a)(i)	300,000	3,000,000
L&L Acquisition Corporation (a)(i)	100,000	998,000
		12,609,549
Variety Stores—1.36%
BJ's Wholesale Club, Inc. (a)	31,214	1,495,150
Total Common Stocks (Cost $18,555,261)		18,855,495

PREFERRED STOCKS—1.70%
General Motors Corporation/Motors Liquidation Company, 7.250% (a)	26,853	213,481
General Motors Corporation/Motors Liquidation Company, 7.250% (a)	43,958	349,466
General Motors Corporation/Motors Liquidation Company, 7.250% (a)	57,569	457,674
General Motors Corporation/Motors Liquidation Company, 7.375% (a)	33,792	268,646
General Motors Corporation/Motors Liquidation Company, 7.375% (a)	41,920	333,264
General Motors Corporation/Motors Liquidation Company, 7.500% (a)	29,694	236,067
Total Preferred Stocks (Cost $1,713,568)		1,858,598

CONVERTIBLE PREFERRED STOCKS—0.88%
General Motors Corporation/Motors Liquidation Company - Series B, 5.250% (a)	15,351	125,878
General Motors Corporation/Motors Liquidation Company - Series C, 6.250% (a)	100,141	836,178
Total Convertible Preferred Stocks (Cost $877,453)		962,056

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2010

	Principal
	Amount	Value
CORPORATE BONDS—4.24%
Rouse Company Limited Partnership
6.750%, 11/09/2015	$1,550,000	$1,604,250
Washington Mutual, Inc.
0.000%, 09/17/2012 (e)	3,000,000	3,045,000
Total Corporate Bonds (Cost $4,628,050)		4,649,250

STRUCTURED LIFE SETTLEMENT NOTES—1.15%
Cedar Lane Series A-2 Notes (a)(d)(g)	1,260,000	1,260,000
Total Structured Life Settlement Notes (Cost $1,260,000)		1,260,000

	Shares
WARRANTS—0.09%
57th Street General Acquisition Corporation
Expiration: August 2016,
Exercise Price: $11.50 (a)	100,000	35,000
Cazador Acquisition Corporation, Ltd.
Expiration: October 2015,
Exercise Price: $7.50 (a)	200,000	64,000
Total Warrants (Cost $104,777)		99,000

RIGHTS—0.00%
Zweig Total Return Fund, Inc. (a)	20,000	0
Total Rights (Cost $0)		0

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2010

	Shares	Value
MONEY MARKET FUNDS—4.92%
Fidelity Institutional Government Portfolio - Class I, 0.023% (f)	2,709,563	2,709,563
Fidelity Institutional Tax-Exempt Portfolio - Class I, 0.143% (f)	2,686,558	2,686,558
Total Money Market Funds (Cost $5,396,121)		5,396,121
Total Investments (Cost $100,417,267) - 99.68%		109,283,826
Other Assets in Excess of Liabilities - 0.32%		347,408
TOTAL NET ASSETS - 100.00%		$109,631,234

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Restricted under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,477,980, representing 1.35% of net assets.

(c)	The coupon rates shown represent the rates at December 31, 2010.
(d)	Fair valued securities. The total market value of these securities was $21,485,239, representing 19.60% of net assets.
(e)	Default or other conditions exist and security is not presently accruing income.
(f)	The rate shown represents the 7-day yield at December 31, 2010.
(g)	Illiquid security.
(h)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(i)	Each share consists of one share of common stock and one warrant.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2010

Assets:
Investments, at value (cost—$100,417,267)	$109,283,826
Cash	94
Dividends and interest receivable	415,391
Receivable for investments sold	348,280
Other assets	17,763
Total assets	110,065,354

Liabilities:
Payable for investments purchased	193,408
Payable to Adviser	91,625
Payable to directors	671
Accrued expenses and other liabilities	148,416
Total liabilities	434,120
Net assets applicable to common shareholders	$109,631,234

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800
shares authorized; 6,676,450 shares issued and outstanding	$104,136,008
Accumulated undistributed net investment income	273,788
Accumulated net realized loss from investment activities	(3,645,121)
Net unrealized appreciation of investments	8,866,559
Net assets applicable to common shareholders	$109,631,234
Net asset value per common share ($109,631,234 applicable to
6,676,450 common shares outstanding)	$16.42

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the
year ended
December 31, 2010
Investment income:
Interest	$173,581
Dividends	1,798,028
Total investment income	1,971,609

Expenses:
Investment advisory fees	1,121,939
Administration fees and expenses	86,361
Professional fees and expenses	351,685
Reports and notices to shareholders	25,962
Custody fees and expenses	13,436
Accounting fees and expenses	34,770
Directors’ fees and expenses	128,865
Stock exchange listing fees and tender offer filing fees	26,709
Transfer agency fees and expenses	12,850
Insurance fees	26,348
Compliance fees and expenses	36,743
Other expenses	10,741
1,876,409
Less: Fee waivers by investment advisor	(193,402)
Net expenses	1,683,007
Net investment income	288,602

Net realized and unrealized gains from investment activities:
Net realized gains from:
Investments	4,291,288
Distributions received from investment companies	90,580
Net change in unrealized appreciation of investments	8,866,559
Net realized and unrealized gains from investment activities	13,248,427
Net increase in net assets applicable to common shareholders
resulting from operations	$13,537,029

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the
year ended
December 31, 2010
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$13,537,029
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(136,069,206)
Proceeds from sales of investments	45,328,894
Net purchases and sales of short-term investments	283,886,086
Amortization and accretion of premium and discount	10,454
Increase in dividends and interest receivable	(346,694)
Increase in receivable for investments sold	(348,280)
Increase in other assets	(71)
Decrease in payable for investments purchased	193,408
Increase in payable to Adviser	91,625
Decrease in payable to directors	(12,479)
Decrease in dividends payable	(825,135)
Decrease in accrued expenses and other liabilities	(114,238)
Net realized gains from investments	(4,291,288)
Net change in unrealized appreciation of investments	(8,866,559)
Net cash provided by operating activities	192,173,546

Cash flows from financing activities:
Payment on repurchase of common stock through tender offer	(197,838,117)
Cash dividends paid to common shareholders	(200,293)
Net cash used in financing activities	(198,038,410)
Net change in cash	$(5,864,864)

Cash:
Beginning of year	5,864,958
End of year	$94

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders
	For the	For the nine	For the
	year ended	months ended	year ended
	December 31, 2010	December 31, 2009	March 31, 2009
From operations:
Net investment income	$288,602	$10,815,697	$18,158,627
Net realized gains (losses) from
investments and futures	4,381,868	4,749,108	(7,049,177)
Net change in unrealized appreciation (depreciation)
of investments and futures	8,866,559	20,680,226	(7,444,086)

Dividends paid to auction preferred
shareholders from:
Net investment income	—	(424,510)	(5,063,642)
Net realized gains from investment activities	—	—	—
Total dividends and distributions paid to
auction preferred shareholders	—	(424,510)	(5,063,642)
Net increase (decrease) in net assets applicable
to common shareholders resulting from operations	13,537,029	35,820,521	(1,398,278)
Dividends paid to common shareholders from:
Net investment income	(200,293)	(10,953,661)	(12,222,305)
Net realized gains from investment activities	—	—	—
Total dividends and distributions paid to
common shareholders	(200,293)	(10,953,661)	(12,222,305)
Capital Share Transactions (Note 5)
Repurchase of common stock through tender offer	(197,838,117)	—	—
Net decrease in net assets from
capital share transactions	(197,838,117)	—	—
Net increase (decrease) in net assets
applicable to common shareholders	(184,501,381)	24,866,860	(13,620,583)

Net assets applicable to common shareholders:
Beginning of period	294,132,615	269,265,755	282,886,338
End of period	$109,631,234	$294,132,615	$269,265,755
Accumulated undistributed net investment income	$273,788	$185,479	$911,646

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights
Selected data for a share of common stock outstanding throughout each period is presented below:

Net asset value, beginning of period
Net investment income
Net realized and unrealized gains (losses) from investment activities
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to auction preferred shareholders
Net increase (decrease) from operations
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to common shareholders
Net asset value, end of period
Market value, end of period
Total net asset value return(3)
Total market price return(4)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest expense and fees on floating rate notes
Total expenses, before fee waivers by investment advisor and administrator including interest expense and fees on floating rate notes
Total expenses, net of fee waivers by investment advisor and administrator excluding interest expense and fees on floating rate notes
Net investment income before dividends paid to auction preferred shareholders
Dividends paid to auction preferred shareholders from net investment income
Net investment income available to common shareholders
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)
Portfolio turnover
Asset coverage per share of auction preferred shares, end of period

Special Opportunities Fund, Inc.

For the		For the nine
year ended		months ended
December 31,		December 31,		For the years ended March 31,
2010		2009		2009		2008	2007	2006
$14.26		$13.05		$13.71		$14.96	$14.70	$14.93
0.04	(1)(2)	0.52	(1)	0.88	(1)	0.97 (1)	0.94 (1)	0.90
2.15		1.24		(0.70)		(1.22)	0.33	0.02

—		(0.02)		(0.25)		(0.39)	(0.34)	(0.22)
—		—		—		(0.01)	(0.02)	(0.07)
—		(0.02)		(0.25)		(0.40)	(0.36)	(0.29)
2.19		1.74		(0.07)		(0.65)	0.91	0.63

(0.03)		(0.53)		(0.59)		(0.58)	(0.62)	(0.65)
—		—		—		(0.02)	(0.03)	(0.21)
(0.03)		(0.53)		(0.59)		(0.60)	(0.65)	(0.86)
$16.42		$14.26		$13.05		$13.71	$14.96	$14.70
$14.75		$14.09		$11.37		$12.38	$13.48	$13.02
15.36%		13.51%		(0.39)%		(4.52)%	6.31%	4.29%
4.90%		29.00%		(3.32)%		(3.86)%	8.83%	9.51%

1.50	%(7)	1.03	%(5)(6)	1.73	%(6)	1.18%	1.25%	1.39%

1.67	%(7)	1.92	%(5)(6)	2.62	%(6)	1.88%	1.88%	1.90%

1.50	%(7)	0.99	%(5)	1.59%		1.18%	1.25%	1.39%
0.26	%(2)	5.00	%(5)	6.71%		6.66%	6.32%	5.95%
—		0.20	%(5)	1.87%		2.68%	2.31%	1.48%
0.26	%(2)	4.80	%(5)	4.84%		3.98%	4.01%	4.47%

$109,631		$294,133		$269,266		$282,886	$308,552	$303,315
73%		7%		27%		30%	39%	57%
$—		$—		$136,860		$117,354	$123,465	$122,218

Special Opportunities Fund, Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.
(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions was included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Standards Codification Topic 105 Generally Accepted Accounting Principals requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value.

Special Opportunities Fund, Inc.

Notes to financial statements

The auction rate preferred securities and the structured life settlement notes are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other that quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Special Opportunities Fund, Inc.

Notes to financial statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies	$57,456,047	$40,634	$—	$57,496,681
Auction Rate Preferred Securities	—	—	18,706,625	18,706,625
Common Stocks	7,762,385	11,093,110	—	18,855,495
Preferred Stocks	—	1,858,598	—	1,858,598
Convertible Preferred Stocks	—	962,056	—	962,056
Corporate Bonds	—	4,649,250	—	4,649,250
Structured Life Settlement Notes	—	—	1,260,000	1,260,000
Warrants	—	99,000	—	99,000
Rights	—	0	—	0
Money Market Funds	5,396,121	—	—	5,396,121
Total	$70,614,553	$18,702,648	$19,966,625	$109,283,826

Balance as of December 31, 2009				$—
Accrued discounts / premiums				—
Realized gain (loss)				266,750
Change in unrealized appreciation (depreciation)				(35,625)
Net purchases (sales)				19,735,500
Transfers in and / or out of Level 3				—
Balance as of December 31, 2010				$19,966,625

During the year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2.  Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact, if any, this disclosure may have on the Fund’s financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Concentration risk—The Fund invested 17.06% of its net assets in auction rate preferred securities as of December 31, 2010.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund was required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, was made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin was recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract was closed, at which time the net gain or loss was reclassified to realized gain or loss on futures. Variation margin calls could have been substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund was required to make variation margin payments and was required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin was maintained at the futures counterparty and would be subject to risks or delays if the counterparty becomes insolvent. The Fund had no futures contracts outstanding during the year ended December 31, 2010.

Dividends and distributions—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  Prior to October 2009, dividends to auction preferred shareholders were accrued daily.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S.

Special Opportunities Fund, Inc.

Notes to financial statements

generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Investment advisor and administrator
Effective October 19, 2009, the Board appointed Brooklyn Capital Management, LLC (“Brooklyn”) as the interim investment adviser to the Fund.  At a Special Meeting of Shareholders held on December 10, 2009, shareholders approved an investment advisory agreement between the Fund and Brooklyn.  In accordance with the investment advisory agreement, the Fund is obligated to pay Brooklyn a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly net assets.  Brooklyn agreed to waive its investment advisory fee, subject to reimbursement for reasonable expenses, until the Fund commenced and completed a tender offer for its common stock, which was completed in January 2010.  The Fund entered into an administrative services agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”), which was effective on October 19, 2009.

Brooklyn waived $193,402 of investment advisory fees for the year ended December 31, 2010.

Note 3
Auction preferred shares
The Fund was subject to certain restrictions relating to the APS.  Failure to comply with these restrictions could have precluded the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could have triggered the mandatory redemption of APS at liquidation value.

All APS were redeemed in October 2009.

Note 4
Purchases and sales of securities
For the year ended December 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $136,069,206 and $45,328,894, respectively.

Note 5
Capital share transactions
During the year ended December 31, 2010, a total of 13,951,912 shares or approximately 67.63% of the Fund’s outstanding common shares were validly tendered pursuant to a tender offer approved by the Board.  All such shares were

Special Opportunities Fund, Inc.

Notes to financial statements

accepted for payment at a price of $14.18 per share (99.5% of the NAV per common share of $14.25).

Note 6
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended December 31, 2010 and the nine months ended December 31, 2009 were as follows:

	For the	For the nine
	year ended	months ended	For the year ended
Distributions paid from:	December 31, 2010	December 31, 2009	March 31, 2009
Tax-exempt income	$184,078	$11,378,171	$17,283,881
Ordinary income	16,215	—	2,066
Total distributions paid	$200,293	$11,378,171	$17,285,947

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2010.

The following information is presented on an income tax basis as of December 31, 2010:

Tax cost of investments	$100,417,267
Unrealized appreciation	9,242,232
Unrealized depreciation	(375,673)
Net unrealized appreciation	8,866,559
Undistributed ordinary income	273,788
Undistributed long-term gains	—
Total distributable earnings	273,788
Other accumulated losses and other temporary differences	(3,645,121)
Total accumulated losses	5,495,226

At December 31, 2010, the Fund had a net capital loss carryforward of $3,645,121.  This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire on December 31, 2016.  To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

Special Opportunities Fund, Inc.

Notes to financial statements

In accordance with U.S. Treasury regulations, the Fund may elect to defer realized capital losses arising after October 31, 2010.  Such losses are treated for tax purposes as arising on January 1, 2011. The Fund did not defer any realized capital losses.

The Fund did not have any permanent “book/tax” differences for the year ended December 31, 2010.

For the year ended December 31, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the two year period ended March 31, 2009, the nine months ended December 31, 2009 and the year ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Special Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc. including the portfolio of investments, as of December 31, 2010, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the nine month period ended December 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statement of changes in net assets for the year ended March 31, 2009 and the financial highlights for each of the four years in the period ended March 31, 2009, have been audited by other auditors, whose report dated May 19, 2009 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the nine month period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2011

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on September 16, 2010
The Fund held an annual meeting of shareholders (the “Meeting”) on September 16, 2010 to vote on the following matters:

(1)	To elect six directors to serve until the annual meeting of stockholders in 2011 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Proxy results
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of July 30, 2010) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 89.87% of the common stock outstanding as of the record date were represented in person or by proxy (5,999,853 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect James Chadwick as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,685,496	94.76%	85.16%	314,357
Proposal to elect Andrew Dakos as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,682,636	94.71%	85.11%	317,217
Proposal to elect Phillip Goldstein as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,681,712	94.70%	85.10%	318,141

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal to elect Ben Hormel Harris as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,687,581	94.80%	85.19%	312,272
Proposal to elect Gerald Hellerman as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,683,433	94.73%	85.13%	316,420
Proposal to elect Charles C. Walden as a director:
FOR	% of Quorum	% of O/S	WITHHELD
5,688,094	94.80%	85.20%	311,759

*O/S = outstanding shares

Additional tax information
For the fiscal year ended December 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund did not declare any dividends from ordinary income that were designated as qualified dividend income.

For corporate shareholders, the Fund did not have any ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended December 31, 2010.

The Fund did not have any taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2010.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTOR

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	1	Director, Mexico
(44)	as of	Since	Officer of the Adviser; Principal		Equity and Income
	October	2009	of the general partner of several		Fund, Inc.; Director,
	2009.		private investment partnerships		Brantley Capital
			in the Bulldog Investors group		Corporation.
of funds.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser; Principal	1	Chairman, Mexico
(65)	and	Since	of the general partner of several		Equity and Income
	Secretary	2009	private investment partnerships		Fund, Inc.;
	as of		in the Bulldog Investors group		Chairman,
	October		of funds.		Brantley Capital
	2009.				Corporation;
Director, ASA Ltd.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(73)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm).		Fund, Inc.; Director,
	and Chief				Brantley Capital
	Financial				Corporation;
	Officer as of				Director, MVC
	January				Capital, Inc.;
	2010.				Director, Old
Mutual Absolute
Return and
Emerging
Managers Fund
Complex
(consisting of
six funds).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Opus	1	None
(37)		Since	Partners, LLC (private equity
		2009	firm); Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Harris	—	1 year;	Chief Financial Officer and	1	None
(42)		Since	General Counsel of NHI II, LLC
		2009	and NBC Bancshares, LLC;
Investment Professional of MVC
Capital, Inc. and The Tokarz
Group Advisers, LLC.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(66)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm); Chief		(fund complex
			Investment Officer of Knights		consisting of five
			of Columbus (fraternal benefit		funds and one
			society selling life insurance and		variable series
			annuities).		trust).

OFFICERS

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	n/a	n/a
(44)	as of	Since	Officer of the Adviser; Principal
	October	2009	of the general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(41)	President	Since	group of Investment Funds;
	and	2009	Managing member of the
	Treasurer		General Partner of Opportunity
	as of		Income Plus L.P., an investment
	October		fund.
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser;	n/a	n/a
(65)	and	Since	Principal of the general partner
	Secretary	2009	of several private investment
	as of		partnerships in the Bulldog
	October		Investors group of funds.
2009.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(73)	Compliance	Since	Associates (a financial and
	Officer	2009	corporate consulting firm).
and Chief
Financial
Officer as of
January
2010.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser and their positions as officers of the Fund.

****	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On October 14, 2010, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY 10038

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  James Chadwick is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

 (a) Audit Fees:

For the fiscal year ended December 31, 2010 and the fiscal nine months ended December 31, 2009, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $38,500 and $38,000, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal year ended December 31, 2010, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are reasonable related to the performance of the audit, but not reported as audit fees, were approximately $2,000.  For the fiscal nine months ended December 31, 2009, the aggregate audit-related fees billed by TWB and Ernst & Young LLP (“E&Y”) for services rendered to the registrant that are reasonable related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $6,283, respectively.

Fees included in the audit-related category are those associated with (1) the cursory review of the semi-annual report, (2) auction preferred shares testing for the registrant’s fiscal nine months ended December 31, 2009 and (3) review of profitability report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal year ended December 31, 2010, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $10,000.  For the fiscal nine months ended December 31, 2009, the aggregate tax fees billed by TWB and E&Y for professional services rendered to the registrant were $10,000 and $3,305, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal year ended December 31, 2010 and the fiscal nine months ended December 31, 2009, there were no fees billed by TWB or E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal year ended December 31, 2010 and the fiscal nine months ended December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal year ended December 31, 2010 and the fiscal nine month ended December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal year ended December 31, 2010 and the fiscal nine months ended December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal year ended December 31, 2010 and the fiscal nine month ended December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal year ended December 31, 2010 and the fiscal nine months ended December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal year ended December 31, 2010 and the fiscal nine month ended December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) For the fiscal year ended December 31, 2010 and the fiscal nine months ended December 31, 2009, the aggregate fees billed by TWB of $12,000 for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.  For the fiscal nine months ended December 31, 2009, the aggregate fees billed by E&Y of $1,004,526 for non-audit services rendered on behalf of the registrant (“covered”), its previous investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for the fiscal period of the registrant is shown in the table below:

	December 31, 2010	December 31, 2009
Registrant	$12,000	$12,000 (TWB) $9,588 (E&Y)
Registrant’s Investment Adviser	$0	$0
Registrant’s Previous Investment Adviser	$0	$994,938

(h) The registrant’s previous audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Brooklyn Capital Management, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Brooklyn Capital Management, LLC (“Brooklyn Capital”) recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations.  As an investment adviser with a fiduciary responsibility to the Special Opportunities Fund, Inc. (the “Fund”), Brooklyn Capital analyzes the proxy statements of issuers whose stock is owned by the Fund and votes proxies on behalf of the Fund.

Brooklyn Capital’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company.  Proxies are voted solely in the interests of the Fund and its shareholders.

Proxy Voting Procedures

In evaluating proxy statements, the Fund’s portfolio managers rely upon their own fundamental research, and information presented by company management and shareholder groups.  Brooklyn Capital will not delegate its proxy voting responsibility on behalf of the Fund to a third party proxy voting service.

Proxy Voting Guidelines

Brooklyn Capital will generally vote proxies in favor of proposals that, in the opinion of the Fund’s portfolio managers, seek to enhance shareholder democracy.  In those instances where shareholder democracy is not affected by the issue submitted to vote, Brooklyn Capital will endeavor to vote in the best economic interest of the Fund.  With respect to proxies of closed-end investment companies whose shares are held by the Fund, Brooklyn Capital adheres to a “mirror voting” policy, whereby Brooklyn Capital will vote its shares in proportion to those votes cast by such investment company’s shareholders.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Fund’s portfolio managers will consider whether any business or other relationships between a portfolio manager, Brooklyn Capital and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Brooklyn Capital’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the their ability to act objectively and effectively in the best interests of Brooklyn Capital and the Fund, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2011.

(a)(1):

The Portfolio Manager of the Fund is comprised of principals and employees of Brooklyn Capital Management LLC, the Fund’s investment adviser.  Phillip Goldstein, Andrew Dakos, and Rajeev Das comprise the group (the “Group”) of individuals responsible for the day-to-day management of the registrant’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Since 1992, Mr. Goldstein has been an investment advisor and a principal of the general partner of seven investment partnerships in the Bulldog Investors group of funds.  He is also a principal for the general partner of the sub-adviser to 3 other pooled investment vehicles as well as 2 separately managed accounts.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, Brantley Capital Corporation since 2001 and ASA Ltd since 2008.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Mr. Dakos has been an investment advisor and a principal of the general partner of seven investment partnerships in the Bulldog Investors group of funds.  He is also a principal for the general partner of the sub-adviser to 3 other pooled investment vehicles as well as 2 separately managed accounts.  He has been a director of the Mexico Equity and Income Fund since 2001 and Brantley Capital Corporation intermittently since 2005 and currently.  Mr. Dakos currently serves as the Chief Compliance Officer of Brooklyn Capital Management LLC.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Brooklyn Capital Management LLC since its inception in October 2009.  Mr. Das is a Managing Member of the general partner of Opportunity Income Plus L.P., an investment partnership in the Bulldog Investors group of investment funds.  Mr. Das is Head Trader of Bulldog Investors. He has been a Director of The Mexico Equity and Income Fund, Inc. since 2001 and served as a Director of Brantley Capital Corporation from September 2005 to March 2006.  Mr. Das provides the Group with research and analysis used by the Group to determine the attractiveness of certain prospective investments.   Mr. Das may buy and sell securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  10
(C) Other accounts:  2
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 10 pooled investment vehicles; $302.2 million. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  2 other accounts; $22.2 million.

(i)  Rajeev Das
(ii)  Number of other accounts managed by Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B)  Other pooled investment vehicles:  1
(C) Other accounts:  0
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 1; $11.3 million.
(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor and/or its affiliates, as a result of different investment strategies among such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles managed by members of the Group.  Brooklyn Capital Management, LLC has adopted Trade Allocation Policy and Procedures in order to avoid unfairness and strive to achieve an equitable balancing of competing interests with respect to the allocation of trades.

(a)(3):
Compensation for Mr. Goldstein and Mr. Dakos is comprised solely of net income generated by the Fund’s investment adviser.  Compensation for Mr. Das is comprised of a fixed salary plus a discretionary bonus based on performance to be determined by Messrs. Goldstein and Dakos.

(a)(4):
As of January 31, 2011, Mr. Goldstein owns 6,350 shares of the registrant and Messrs. Dakos and Das own 0 shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2010 to January 31, 2010	13,951,912 shares	$14.18	13,951,912 shares	0
February 1, 2010 to February 28, 2010	N/A	N/A	N/A	N/A
March 1, 2010 to March 31, 2010	N/A	N/A	N/A	N/A
April 1, 2010 to April 30, 2010	N/A	N/A	N/A	N/A
May 1, 2010 to May 31, 2010	N/A	N/A	N/A	N/A
June 1, 2010 to June 30, 2010	N/A	N/A	N/A	N/A
July 1, 2010 to July 31, 2010	N/A	N/A	N/A	N/A
August 1, 2010 to August 31, 2010	N/A	N/A	N/A	N/A
September 1, 2010 to September 30, 2010	N/A	N/A	N/A	N/A
October 1, 2010 to October 31, 2010	N/A	N/A	N/A	N/A
November 1, 2010 to November 30, 2010	N/A	N/A	N/A	N/A
December 1, 2010 to December 31, 2010	N/A	N/A	N/A	N/A
Total	13,951,912 shares	$14.18	13,951,912 shares	0

a.	The date each plan or program was announced – 1) December 23, 2009
b. The dollar amount (or share or unit amount) approved – 1) Up to 75% of its outstanding shares, or 15,471,272 of the Fund’s issued and outstanding shares
c. The expiration date (if any) of each plan or program – 1) January 22, 2010 at 5:00 p.m., New York City time.
d. Each plan or program that has expired during the period covered by the table – 1) Completed in January 2010
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases – 1) Completed in January 2010

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)  /s/ Andrew Dakos
  Andrew Dakos, President

Date   March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Andrew Dakos
  Andrew Dakos, President

Date   March 2, 2011

By (Signature and Title)  /s/ Gerald Hellerman
  Gerald Hellerman, Chief Financial Officer
Date   March 1, 2011